Exhibit 10-19
AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT
     THIS AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT (the “Amendment”) is entered into as of May ___, 2007 by and among Hayes Funding II, Inc., a Delaware corporation (“Hayes II”), the financial institutions party to the Financing Agreement (as defined below) as of the date hereof (each a “Lender” and collectively, the “Lenders”), Citicorp USA, Inc., a Delaware corporation (“CUSA”), as program agent (the “Program Agent”) for the Lenders and HLI Operating Company, Inc. as “Servicer” (“HLIOC”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Financing Agreement.
PRELIMINARY STATEMENTS:
     WHEREAS, Hayes II, HLIOC, the Lenders and the Program Agent are parties to a Receivables Financing Agreement, dated as of May 30, 2006 (as amended, restated, supplemented or otherwise modified previously and from time to time hereafter, the “Financing Agreement”).
     WHEREAS, in consideration of the mutual agreements contained herein, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed to amend the Financing Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
AMENDMENTS TO FINANCING AGREEMENT. EFFECTIVE AS OF THE DATE HEREOF (THE “EFFECTIVE DATE”) AND SUBJECT TO THE SATISFACTION OF THE CONDITIONS PRECEDENT SET FORTH IN SECTION 3 HEREOF, THE FINANCING AGREEMENT IS HEREBY AMENDED AS FOLLOWS:
          The definition of “Applicable Margin” set forth in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “Applicable Margin” means, (i) with respect to Eurodollar Rate Tranches, a per annum rate equal to 2.25% and (ii) with respect to Base Rate Tranches, a per annum rate equal to 1.25%.
          The definition of “Commitment Termination Date” set forth in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “Commitment Termination Date” means the earliest of (a) May ___, 2013, (b) the date declared (or deemed to be declared) as such by the Program Agent pursuant to Section 7.01 hereof and (c) the date which is 5 Business Days after the Program Agent’s receipt of written notice from Borrower pursuant to Section 2.01(b) hereof that it wishes to terminate the facility evidenced by this Agreement and the other Transaction Documents.
          The definition of “Credit Agreement” set forth in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “Credit Agreement” means that certain Second Amended and Restated Credit Agreement dated as of May 30, 2007, among HLIOC and Hayes Lemmerz Finance-Luxembourg S.A. as borrowers, Parent, the “Lenders” and “Issuers” party thereto, Citicorp North America, Inc. as administrative agent, Deutsche Bank Securities Inc. as syndication agent, Citicorp North America, Inc. as documentation agent, and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. as joint book-running lead managers and joint lead arrangers, as amended, restated, supplemented or otherwise modified from time to time.
          The definition of “Intercreditor Agreement” set forth in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “Intercreditor Agreement” means that certain Amended and Restated Intercreditor Agreement dated as of May 30, 2007 by and among the Program Agent, SPE I, the Borrower, the Parent, the Originators, and Citicorp North America, Inc., in its capacity as administrative agent under the Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

REPRESENTATIONS AND WARRANTIES. ON AND AS OF THE EFFECTIVE DATE, HAYES II AND HLIOC EACH REPRESENTS AND WARRANTS TO THE PROGRAM AGENT AND THE LENDERS THAT (I) ALL OF THE REPRESENTATIONS AND WARRANTIES MADE BY IT IN THE TRANSACTION DOCUMENTS ARE TRUE AND CORRECT IN ALL RESPECTS AS THOUGH MADE TO EACH OF THE PROGRAM AGENT AND THE LENDERS ON AND AS OF THE EFFECTIVE DATE (OTHER THAN REPRESENTATIONS AND WARRANTIES WHICH EXPRESSLY SPEAK AS OF A DIFFERENT DATE, WHICH REPRESENTATIONS SHALL BE MADE ONLY ON SUCH DATE) AND (II) NO EVENT OF TERMINATION, INCIPIENT EVENT OF TERMINATION, OR SERVICER DEFAULT HAS OCCURRED AND IS CONTINUING.
EFFECTIVE DATE. THE “EFFECTIVE DATE” SHALL OCCUR UPON THE SATISFACTION OF THE FOLLOWING CONDITIONS PRECEDENT:
The Program Agent shall have received counterparts hereof executed by each Person for which a signature block is attached hereto.
The Program Agent shall have received evidence reasonably satisfactory to it that the Credit Agreement, as amended, has become effective.
Each of the representations and warranties contained in this Amendment which speaks as of the Effective Date shall be true and correct in all respects on and as of the Effective Date.
The Program Agent shall have received certificates as to the good standing of each of Hayes II and HLIOC from the Secretary of State of the jurisdiction of such Person’s organization.
The Program Agent shall have received copies of the resolutions of each of Hayes II’s and HLIOC’s board of directors approving this Amendment and the Financing Agreement as amended hereby, certified by the secretary or assistant secretary of Hayes II and HLIOC, respectively.
The Program Agent shall have received an executed reaffirmation of Performance Undertaking (Servicer), substantially in the form of Exhibit A attached hereto, dated the date hereof duly executed by an authorized officer of the Parent confirming that the Performance Undertaking (Servicer) remains in full force and effect.
The Program Agent shall have received an executed reaffirmation of Performance Undertaking (Originators), substantially in the form of Exhibit B attached hereto, dated the date hereof duly executed by authorized officers of the Parent and HLIOC confirming that the Performance Undertaking (Originators) remains in full force and effect.
The Program Agent shall have received opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as counsel for Hayes II and HLIOC, as to enforceability and non-contravention matters.
The Program Agent shall have received opinion of Steven Essau, counsel for Hayes II and HLIOC, as to corporate matters.
The Program Agent and Citicorp North America, Inc., in its capacity as administrative agent under the Credit Agreement, shall have executed the Intercreditor Agreement, which agreement shall be in form and substance satisfactory to the Program Agent, and the Program Agent shall have received a fully executed copy of the Intercreditor Agreement.
The Program Agent, on behalf of the Lenders, shall have received in immediately available funds, an amendment fee payable to each Lender in an amount equal to the product of (A) 0.25% and (B) such Lender’s Commitment as of the date hereof (in respect of any Lender, the “Amendment Fee”).  Upon its receipt thereof, the Program Agent will promptly remit each Lender’s Amendment Fee to such Lender
The Program Agent shall have received all fees payable to the Program Agent pursuant to that certain fee letter dated as of May [___], 2007.
REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.
As applicable, on and after the Effective Date, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Transaction Documents to the Financing Agreement shall mean and be a reference to the Financing Agreement as modified hereby.
Except as specifically amended or consented to above, all of the terms of the Financing Agreement and all other Transaction Documents remain unchanged and in full force and effect.
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or of Program Agent under any of the Transaction Documents, nor constitute an amendment, other than as set forth herein, or waiver of any provision of any of the Transaction Documents, nor obligate any Lender or Program Agent to agree to similar consents in the future.
COSTS AND EXPENSES. HAYES II AGREES TO PAY UPON DEMAND IN ACCORDANCE WITH THE TERMS OF SECTION 10.04(A)(VIII) OF THE FINANCING AGREEMENT ALL REASONABLE COSTS AND EXPENSES OF THE PROGRAM AGENT IN CONNECTION WITH THE PREPARATION, REPRODUCTION, NEGOTIATION, EXECUTION AND DELIVERY OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES, EXPENSES AND DISBURSEMENTS OF SIDLEY AUSTIN LLP, COUNSEL FOR THE PROGRAM AGENT WITH RESPECT TO ANY OF THE FOREGOING.
MISCELLANEOUS. THE HEADINGS HEREIN ARE FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT ALTER OR OTHERWISE AFFECT THE MEANING HEREOF.
COUNTERPARTS. THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY THE DIFFERENT PARTIES HERETO IN SEPARATE COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED AND DELIVERED BY FACSIMILE SHALL BE AN ORIGINAL, BUT ALL OF WHICH SHALL TOGETHER CONSTITUTE ONE AND THE SAME INSTRUMENT.
GOVERNING LAW. THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
* * *

     IN WITNESS WHEREOF, Hayes II, HLIOC, the Program Agent, and the Lenders, have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

HAYES FUNDING II, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

HLI OPERATING COMPANY, INC.
By:	/s/ Gary Findling
Gary Findling
Treasurer

Signature Page to
AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT

CITICORP USA, INC., as Program Agent and as a Lender
By:	/s/ Keith R. Gerding
Keith R. Gerding
Vice President

Signature Page to
AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	Walter T. Shellman

Name:	Walter T. Shellman
Title:	Sr. Vice President
Signature Page to
AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT

CIT GROUP BUSINESS CREDIT, INC., as a Lender

By:	/s/ Jang Kim

Name:	Jang Kim
Title:	Vice President
Signature Page to
AMENDMENT NO. 3 TO RECEIVABLES FINANCING AGREEMENT

EXHIBIT A
FORM OF
REAFFIRMATION OF PERFORMANCE UNDERTAKING (SERVICER)
[Attached]

149

EXHIBIT B
FORM OF
REAFFIRMATION OF PERFORMANCE UNDERTAKING (ORIGINATORS)
[Attached]

150